Financial expenses and income	12 Months Ended
Dec. 31, 2025
Analysis of income and expense [abstract]
Financial expenses and income	Financial expenses and income
An analysis of Financial expenses and Financial income is set forth below:

(€ million)	2025	2024	2023	(a)
Cost of debt(b)	(486)	(599)	(552)
Interest income(c)	320	413	527
Cost of net debt	(166)	(186)	(25)
Non-operating foreign exchange gains/(losses)	2	6	(2)
Unwinding of discounting of provisions(d)	(44)	(44)	(51)
Net interest cost related to employee benefits	(73)	(64)	(70)
Gains/(losses) on disposals of financial assets	(9)	—	(1)
Net interest expense on lease liabilities	(45)	(42)	(37)
Other(e)	166	(224)	(523)
Net financial income/(expenses)	(169)	(554)	(709)
comprising: Financial expenses	(563)	(1,073)	(1,293)
Financial income	394	519	584
(a) 2023 comparative figures were re-presented on a consistent basis from the date of the classification of Opella as a discontinued operation (2024).
(b)Includes net gains/(losses) on interest rate and currency derivatives used to manage debt: €(22) million in 2025, €(45) million in 2024, €(67) million in
2023.
(c)Includes net gains/(losses) on interest rate and currency derivatives used to manage cash and cash equivalents: €(11) million in 2025, €(25) million in
2024, €(13) million in 2023.
(d)Primarily on provisions for environmental risks, restructuring provisions, and provisions for product-related risks (see Note D.19.).
(e)Includes a financial gain of €93 million for the remeasurement of the liability recognized in the balance sheet for estimated future royalties on Beyfortus sales in the US. In 2024, the financial expense amounted to €(291) million and €(541) million in 2023, reflecting the successful launch of Beyfortus (see
Note C.2.).
The impact of the ineffective portion of hedging relationships was immaterial in 2025, 2024 and 2023.